PRIMCOS
Prime Property. Prime Growth. Prime Life.

PRIMCOS REALTY E(3)1282
No. 66-2, 2nd floor, Jalan PJS 1/50, Taman Petaling Utama Avenue, 46000 Petaling Jaya, Selangor Darul Ehsan, Malaysia.
Tel +603 7770 3797 Fax +603 7770 2797 www.primcosrealty.com

No. #S 1048

CONFIRMATION OF SALIENT TERMS & CONDITIONS OF SALES & PURCHASE AGREEMENT

Consultant : ANDY KOH Date : 22 / 06 / 2012

Type of Property : 12 STOREY COMMERCIAL SHOP OFFICES (MEGAN AVENUE 1)

Subject Property Postal Address : NO. 189, BLOCK E, PERSIARAN HAMPSHIRE, OFF JALAN TUN RAZAK,
50400 KUALA LUMPUR, WILAYAH PERSEKUTUAN, MALAYSIA.

(Hereinafter referred to as "Said Property") :

Particulars of the Vendor

Name : FNAC HOLDINGS SDN BHD
Nric : (874941-U)
Add : No. 19-3, Jalan Tasik Selatan 3,
Bandar Tasik Selatan,
57000 Kuala Lumpur, Wilayah Persekutuan.

Particulars of the Purchaser

Name : WONG WENG KUNG OR HIS NOMINEE
Nric : 720909-08-5057
Add : No. 11-2, Jalan 26/70A,
Desa Sri Hartamas,
50490 Kuala Lumpur, Wilayah Persetukutuan.

Vendor's Solicitor

Name : Ms. Christy Loh
YEW HOCK & LOH ADVOCATES & SOLICITORS
Add : No. 19B, 1st Floor, Jalan Desa Jaya,
Business Town Centre, Taman Desa,
58100 Kuala Lumpur, Wilayah Persekutuan.
Tel : +603 7983 0006 / 7984 0006

Purchaser's Solicitor

Name : C.W. Chan & Co
Add : No. 6-3A, Jln. Pandan 2/5
Pandan Jaya, 55100. K.L.
Tel : 03-9286 1903 / 1895

The Vendor and the Purchaser have confirmed and agreed with the following terms and conditions: -

a) Parent Title Particulars : District: Kuala Lumpur, Mukim: Bandar Kuala Lumpur, Seksyen 23, Lot No: 162

1. Geran 40011/ M1-E / 1 / 363
2. Geran 40011/ M1-E / N1 / 369
3. Geran 40011/ M1-E / 2 / 375
4. Geran 40011/ M1-E / 3 / 381
5. Geran 40011/ M1-E / 4 / 387
6. Geran 40011/ M1-E / 5 / 393
7. Geran 40011/ M1-E / 6 / 399
8. Geran 40011/ M1-E / 7 / 405
9. Geran 40011/ M1-E / 8 / 411
10. Geran 40011/ M1-E / 9 / 417
11. Geran 40011/ M1-E / 10 / 423
12. Geran 40011/ M1-E / 11 /429

FNAC HOLDINGS SDN. BHD. (874941-U)

PRIMCOS™
Prime Property. Prime Growth. Prime Life.
PRIMCOS REALTY E(3)1282
No. 66-2, 2nd floor, Jalan PJS 1/50, Taman Petaling Utama Avenue, 46000 Petaling Jaya, Selangor Darul Ehsan, Malaysia.
Tel +603 7770 3797 Fax +603 7770 2797 www.primcosrealty.com

c) Agreed Sale and Purchase Price : **RM 12,300,000.00 (Ringgit Malaysia Twelve Million & Three Hundred Thousand Only)**

d) Mode of Payment :

I) **RM 246,000.00 (2%)** as earnest deposit upon acceptance of the offer.

II) **RM 984,000.00 (8%)** upon signing of Sale & Purchase Agreement (hereinafter referred to as "the SPA").

III) **RM 11,070,000.00 (90%)** to be paid within **three (3)** months from date of SPA or date of receipt of the letter of consent to transfer by the Purchaser's Solicitor if applicable.

IV) On the request of the Purchaser an extension of **90** days will be granted subject to interest charges calculated at **eight** per centum **(8%)** per annum against the balance sum on a daily basis.

e) Other Terms and Conditions : As per generally accepted terms and conditions applicable to Sale and Purchase Transaction to be incorporated in the SPA.

f) Remarks :

1. The sale of the Said Property is subject to the existing tenancies and the existing tenancies shall be effectively assigned to the purchaser upon completion of the SPA.

2. The said property to be sold **shall be free from all encumbrances.**

21 days

It is hereby expressly stated and agreed by the Vendor and the Purchaser that the Purchaser shall execute a formal SPA within ~~14~~ working days from the date hereof. If the Purchaser fail to execute the SPA within the stipulated period as stated above, the Vendor shall be at liberty to call off the transaction summarily by notice in writing to the Purchaser / Purchaser's Solicitor and the earnest deposit shall be forfeited absolutely as liquidated damages.

In the event that the Vendor fails and/or refuses to execute the SPA or to complete this transaction within 7 working days after the Purchaser has signed, the Purchaser shall be entitled to either seek specific performance against the Vendor or to request for a full refund of the earnest deposit together with an additional 2% of the purchase price being liquidated damages from the Vendor.

*In this agreement where the context so admits words importing the neuter gender shall be deemed and taken to included the feminine and masculine gender and the singular to include the plural and vice versa.

*In the event that there is more than one Vendor / Purchaser, the agreement or signature of this intended Vendor / Purchaser shall also binding on the other Vendors / Purchasers. The agreement or signature of the Vendor's / Purchaser's representative who act for and on behalf of the Vendor / Purchaser shall be binding on the Vendor / Purchaser.

*All the terms and conditions and covenants stated in the "Authority to Sell" shall be binding on the Vendor.

Agreed and Confirmed by,

The Purchaser / For and on behalf of the Purchaser

Name : Wong Weng Kung
Nric : 720909-08-5057
Date : 22/6/12

Agreed and Confirmed by,

I/We hereby acknowledged the receipt of **RM 246,000.00** (Cheque No. **MBB 890240**) as the forfeitable earnest deposit payable to me / PRIMCOS REALTY as my / our stakeholder.

FNAC HOLDINGS SDN. BHD. (874941-U)

The Vendor / For and on Behalf of the Vendor

Name : NG KIM TECK
Nric : S1605230B
Date : 25.06.12